                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Parker Drilling Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

Parker Drilling Logo

PROXY STATEMENT
MARCH 17, 2000


                [PICTURE]                                             [PICTURE]

                [PICTURE]                                             [PICTURE]

YOUR VOTE IS IMPORTANT

Shareholders of record can vote any one of three ways:

- By Telephone: Call the toll-free telephone number on your proxy card to vote by phone.

- Via the Internet: Visit the web site on your proxy card to vote via the Internet.

- By Mail: Mark, sign, date and mail your proxy card to our Transfer Agent, Norwest Bank of Minnesota, N.A., in the enclosed postage-paid envelope.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning stock through certain banks and brokers.

ELIMINATE DUPLICATE MAILINGS

Securities and Exchange Commission ("SEC") rules require us to provide an Annual Report to shareholders who receive this proxy statement. If you are a shareholder of record and have more than one account in your name or at the same address as other shareholders of record, you may authorize us to discontinue mailings of multiple Annual Reports. To discontinue mailings of multiple Annual Reports, mark the designated box on the appropriate proxy card(s).

                            PARKER DRILLING COMPANY
                              8 East Third Street
                                Tulsa, OK 74103

-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------

TIME.............................      10:00 a.m. on Thursday, April 27, 2000

PLACE............................      Parker Drilling Company Corporate Office
                                       8 East Third Street
                                       Tulsa, Oklahoma 74103

ITEMS OF BUSINESS................      (1) To elect three Class I members of the
                                           Board of Directors for three years
                                           terms,

                                       (2) To approve PricewaterhouseCoopers LLP
                                           as our independent accountants for
                                           the year 2000, and

                                       (3) To transact such other business as
                                           may properly come before the Meeting
                                           and any adjournment or postponement

RECORD DATE......................      You can vote if you are a shareholder of
                                       record on March 13, 2000.

ANNUAL REPORT....................      Our 1999 Annual Report, which is not a
                                       part of our proxy soliciting material, is enclosed.

PROXY VOTING.....................      It is important that your shares be
                                       represented and voted at the Meeting.
                                       Please vote in one of these ways:

                                       (1) USE THE TOLL-FREE TELEPHONE NUMBER
                                           shown on the proxy card (this call is
                                           free in the U.S.)

                                       (2) VISIT THE WEB SITE on your proxy card
                                           to vote via the Internet; or

                                       (3) MARK, SIGN, DATE AND PROMPTLY RETURN
                                           the enclosed proxy card in the
                                           postage-paid envelope.

                                       Any proxy may be revoked at any time
                                       prior to its exercise at the Meeting.

March 17, 2000                                             Leslie D. Rosencutter
                                                                       Secretary

                               TABLE OF CONTENTS

------------------------------------------------------------------
                                                              PAGE

PROXY STATEMENT.............................................    1
     Annual Meeting Admission...............................    1
     Shareholders Entitled to Vote..........................    1
     Proxies................................................    1
     Vote by Telephone......................................    1
     Vote via the Internet..................................    1
     Vote by Mail...........................................    2
     Voting at the Annual Meeting...........................    2
     Voting of Other Matters................................    2
     List of Shareholders...................................    2
     Required Vote..........................................    2
     Multiple Copies of Annual Report to Shareholders.......    3
     Cost of Proxy Solicitation.............................    3
     Shareholder Account Maintenance........................    3
     Section 16(a) Beneficial Ownership Reporting
       Compliance...........................................    3
     Questions..............................................    3

GOVERNANCE OF THE COMPANY...................................    4
     Board and Committee Membership.........................    4
     The Audit Committee....................................    4
     The Compensation Committee.............................    4
     Compensation of Directors..............................    5
     Compensation Committee Interlocks and Insider
       Participation........................................    5
     Related Transactions...................................    6
     Severance Compensation and Consulting Agreements.......    7
     Indemnification of Directors...........................    7

ITEM 1 - ELECTION OF DIRECTORS..............................    8
     Nominees for Director Whose Term Expire 2002...........    9
     Directors Whose Terms Expire 2000......................   10
     Directors Whose Terms Expire 2001......................   11
     Named Executive Officers Who Are Not Directors.........   11

ITEM 2 - APPROVAL OF INDEPENDENT ACCOUNTANTS................   11

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF
MANAGEMENT..................................................   12
     Compensation Committee Report on Executive
       Compensation.........................................   13
     Audit Committee Report.................................   16

EXECUTIVE COMPENSATION......................................   17
     Summary Compensation Table.............................   17
     Option/SAR Grants in 1999..............................   18
     Aggregated Option/SAR Exercises in fiscal year 1999 and
       fiscal year-end 1999 Option/SAR Values...............   19
     Stock Performance Graphs...............................   20

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
SHAREHOLDERS................................................  21

                                                    Parker Drilling Company
                                                    8 East Third Street
                                                    Tulsa,OK 74103

                                PROXY STATEMENT
--------------------------------------------------------------------------------

These proxy materials are delivered in connection with the solicitation by the Board of Directors of Parker Drilling Company ("Parker", the "Company", "we", "us"), a Delaware corporation, of proxies to be voted at our 1999 Annual Meeting of Shareholders and at any adjournment or postponement.

You are invited to attend our Annual Meeting of Shareholders on April 27, 2000, beginning at 10:00 a.m. The meeting will be held at the Parker Corporate Office at 8 East Third Street, Tulsa, Oklahoma.

This Proxy Statement, form of proxy and voting instructions are being mailed starting March 17, 2000.

ANNUAL MEETING ADMISSION

All stockholders of record, their proxy holders and Parker guests are invited to attend the meeting. If you plan to attend the Annual Meeting, please vote your proxy as instructed in these materials.

SHAREHOLDERS ENTITLED TO VOTE

Holders of record of Parker common stock at the close of business on March 13, 2000, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 77,410,988 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the meeting.

PROXIES

Your vote is important. Shareholders of record may vote their proxies by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, a postage-paid envelope is provided.

Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

VOTE BY TELEPHONE

You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) on your proxy card. Telephone voting is available 24 hours a day. Easy to follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. If you vote by telephone DO NOT return your proxy card.

VOTE VIA THE INTERNET

You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, DO NOT return your proxy card.

VOTE BY MAIL

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to Norwest Bank Minnesota, N.A. in the postage-paid envelope provided. If you wish to discontinue future duplicate Annual Reports, check the box provided on the card.

VOTING AT THE ANNUAL MEETING

The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted -- whether by telephone, Internet or mail -- and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted in favor of the proposals in each such case.

You may receive more than one proxy card in the mail depending on how you hold your shares. Parker employees receive a separate card for any shares they hold in the Company's 401(k) plan. Also, if you have shares that are held by your stockbroker you may get material from them asking how you want to vote.

VOTING OF OTHER MATTERS

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

LIST OF SHAREHOLDERS

A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 4:30 p.m., at our offices at 8 East Third Street, Tulsa, OK 74103, by contacting the Secretary of the Company.

REQUIRED VOTE

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

The affirmative vote of a majority of the votes cast is required to approve the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

MULTIPLE COPIES OF ANNUAL REPORT TO SHAREHOLDERS

Our 1999 Annual Report to Shareholders has been mailed to shareholders. If more than one copy of the Annual Report is sent to your address, we will discontinue the mailing of the reports on the accounts you select if you so advise us.

At least one account must continue to receive the Annual Report. Mailing of proxy materials and special notices will not be affected by your election to discontinue future duplicate mailings of the Annual Report. To discontinue or resume mailing of an Annual Report to an account, call the Parker Shareowner Services Department toll free number: 1-800-468-9716.

If you own common shares through a bank, broker or other nominee and receive more than one Parker Annual Report, contact the holder of record to eliminate duplicate mailing.

COST OF PROXY SOLICITATION

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. We have also hired Georgeson Shareholder Communications Inc. to assist us in the distribution and solicitation of proxies. We will pay Georgeson Shareholder Communications Inc. a fee of $6,500 plus expenses for these services.

SHAREHOLDER ACCOUNT MAINTENANCE

Our Transfer Agent is Norwest Bank Minnesota, N.A. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to the requirements to transfer common shares and similar issues can be handled by calling the Parker Shareowner Services Department toll free number: 1-800-468-9716 or contacting the web site at www.stocktransfer@norwest.com. For other information about Parker, shareholders can visit our web site at www.parkerdrilling.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Parker shares with the SEC and the New York Stock Exchange. Based on our record and other information, we believe that in 1999 our Directors and executive officers met all applicable SEC filing requirements.

QUESTIONS

If you have questions or need more information about the annual meeting, write to:

  Parker Drilling Company
  Corporate Secretary
  8 East Third Street
  Tulsa, OK 74103

or call us at (918) 585-8221.

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

                         BOARD AND COMMITTEE MEMBERSHIP

During 1999, the Board of Directors met five times and had two ongoing committees. Those committees consisted of: an Audit Committee and a Compensation Committee.

                                                                      Audit                     Compensation
                                            Board Meeting           Committee                    Committee
Name                                Board    Attendance     Audit   Attendance   Compensation    Attendance
----                                -----   -------------   -----   ----------   ------------   ------------
Mr. Barnes........................    X           5           X*        1
Mr. Duroc-Danner..................    X           3
Mr. Fist..........................    X           5                                   X              2
Dr. Gloyna........................    X           5           X         1
Mr. Linn..........................    X           5
Mr. Parker Jr. ...................    X           5
Mr. Parker Sr. ...................    X*          5
Mr. Reinfrank.....................    X           5                                  X*              2
1999 Meetings.....................    5                       1                       2

---------------

* Chair

THE AUDIT COMMITTEE

The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our independent accountants, subject to approval by the Board and the shareholders. The Committee:

- reviews with the independent accountants the scope of their audit of the Company's financial statements, their fees and related matters;

- reviews with management and the independent accountants our year-end financial statements and material changes in accounting principles or practices;

- reviews the internal audit plan, all internal audit reports, and discusses them with management and the internal auditors; and

- reviews management's policies and procedures regarding compliance with laws and regulations.

During 1999, the Audit Committee convened one time. In addition to conducting its regular business during the year 1999, the Committee met once after year-end 1999, for the purpose of addressing the recently adopted regulations of the Securities and Exchange Commission. The Audit Committee report is included with this proxy statement.

The entire Board of Directors reviewed the standards of independence as defined by the SEC and the New York Stock Exchange and determined that the members of the Audit Committee, Dr. Earnest Gloyna and Mr. James Barnes, satisfy those standards of independence.

THE COMPENSATION COMMITTEE

The Compensation Committee is comprised of Messrs. Fist and Reinfrank. During fiscal year 1999, the Compensation Committee convened two times for the purpose of reviewing annual and long-term performance goals for executive officers and key employees. This responsibility includes establishing the compensation and evaluating the performance of the Chairman and CEO and other elected officers and key employees. The committee also:

- advises the Board regarding the granting of stock options and grants under the stock and incentive plans;

- advises on the setting of compensation for executive officers and key employees;

- submits an annual Compensation Committee Report for the shareholders included with this proxy statement.

                           COMPENSATION OF DIRECTORS

                         CASH RETAINER AND MEETING FEES

                                       Annual         Board        Committee
                                       Board         Meeting        Meeting      Holiday
Director                              Retainer         Fees           Fees        Bonus     Total
--------                            ------------   ------------   ------------   -------   -------
Mr. Barnes........................     $7,000        $10,000         $1,000       $500     $18,500
Mr. Duroc-Danner..................      7,000         10,000                       500      17,500
Mr. Fist..........................      7,000         10,000          2,000        500      19,500
Dr. Gloyna........................      7,000         10,000          1,000        500      18,500
Mr. Linn..........................                    10,000                       500      10,500
Mr. Parker Jr. ...................                    10,000                       500      10,500
Mr. Parker Sr. ...................                    10,000                       500      10,500
Mr. Reinfrank.....................      7,000         10,000          2,000        500      19,500

ANNUAL CASH RETAINER FEES. Non-Employee Directors receive an annual retainer of $7,000 per year. Compensation for employee directors is included in the salary column of the Summary Compensation Table herein.

MEETING FEES. The Company compensated all directors at a rate of $2,000 for board meetings during fiscal year 1999 and awarded each of the directors $500 as a holiday bonus. In addition, committee members received $1,000 for each meeting.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS. On July 27, 1999, each non-employee director was issued options to purchase 15,000 shares of common stock, except for Mr. Barnes who was granted 20,000 shares, at a purchase price equal to the fair market value per share of the common stock on such date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. David L. Fist, a director of the Company and member of the compensation committee, is a lawyer with Rosenstein, Fist & Ringold, Tulsa, Oklahoma, a professional legal services Corporation, which provides legal services for the Company. The fees paid by the Company to this firm constituted less than five percent of the firm's gross revenues during the latest fiscal year.

RELATED TRANSACTIONS

Since 1975 when the stockholders approved a Stock Purchase Agreement between the Company and the Robert L. Parker Trust, the Company and Robert L. Parker have entered into various life insurance arrangements on the life of Robert L. Parker. To insure the lives of Mr. and Mrs. Robert L. Parker for $15,000,000 and Mr. Robert L. Parker for $6,000,000, the Company is currently paying $575,110 in annual premiums, a reduction of $79,909 from the previous year. This savings has been a result of the Company being able to take advantage of favorable changes in the insurance industry. The amount of premiums advanced by the Company will be reimbursed from the proceeds of the policies, with interest beginning in March 2003 at the one-year treasury bill rate. The Company may use, at its option, up to $7,000,000 of such proceeds to purchase Parker Drilling Company stock from the Robert L. Parker Family Limited Partnership at a discounted price. Robert L. Parker Jr., chief executive officer of the Company and son of Robert L. Parker, will receive one third of the net proceeds of these policies as a beneficiary.

                                     * * *

As part of building business relationships and fostering closer ties to clients, companies traditionally host customers in a variety of activities. Over the years, Parker has found the most successful business development opportunities are providing customers with industry-related conferences and seminars, coupled with sporting and other outdoor activities.

Robert L. Parker, chairman of the Company, through the Robert L. Parker, Sr. Family Limited Partnership (the "Limited Partnership") owns a 2687 acre ranch near Kerrville, Texas, ("Cypress Springs Ranch") which the Limited Partnership makes available to the Company for customer retreats and forums and meetings for world-wide company management. The Cypress Springs Ranch provides lodging, conference facilities, sporting and other outdoor activities in conjunction with marketing and business purposes. These meetings facilitate in-depth discussions among oil company customers and company operations personnel on all phases of the industry. Robert L. Parker has a 50 percent general partnership interest and a 46.5 percent limited partnership interest in the Limited Partnership. The Limited Partnership also owns a 4,982 acre cattle ranch near Mazie, Oklahoma ("Mazie Ranch"), 40 miles from the corporate headquarters in Tulsa, Oklahoma. The Mazie Ranch is also used by the Company for outdoor activities by customers and is available to employees for family recreation. There is an understanding between the Company and the Limited Partnership that the Cypress Springs Ranch and the Mazie Ranch shall be available for Company use without limitation. In consideration for the availability and use of these facilities, the Company pays only the portion of the ranch operating expenses based on the Company's actual use of said facilities. The total amount of these operating expenses paid by the Company in fiscal year 1999 was $157,657.

Additionally, the Company uses a 1,380 acre ranch ("Camp Verde Ranch") owned by Robert L. Parker Jr., president and chief executive officer of the Company, which is near the Cypress Springs Ranch. The Camp Verde Ranch is used to provide additional facilities and lodging for business functions at Cypress Springs Ranch, for which the Company pays only that portion of the ranch operating expenses based on the actual use of these facilities. The total amount of these operating expenses paid by the Company in fiscal 1999 was $26,218.

Mr. Bernard Duroc-Danner, the Chairman of Weatherford International, Inc., is a director of the Company. During fiscal year 1999, the Company and its subsidiaries purchased approximately $6,900,000 worth of drillpipe from Grant Prideco, Inc., a wholly-owned subsidiary of Weatherford International, Inc.

Mr. Robert L. Parker Jr. incurred tax liability of $163,092 on January 5, 1998, in connection with the vesting of restricted stock granted to him in 1995 by the Company pursuant to the Company's 1991 Stock Grant Plan. As is customary the Company paid the estimated taxes on said stock grant pursuant to an agreement that Mr. Parker Jr. would repay said amounts to the Company. At the present time Mr. Parker Jr. is indebted to the Company in the amount of $163,092.

SEVERANCE COMPENSATION AND CONSULTING AGREEMENTS

Each officer named in the Summary Compensation Table and eight additional officers of the Company have entered into Severance Compensation and Consulting Agreements (the "Agreements") with the Company. Each Agreement has a six-year term but is automatically extended on a year to year basis thereafter unless terminated or unless a change in control occurs, in which case the Agreements will remain in effect until no more benefits are payable thereunder.

Subsequent to the execution of the Agreements, there have been no events of change in control that would trigger the payment of any benefits under the Agreements in the event of the termination of employment of the signatories thereto.

INDEMNIFICATION OF DIRECTORS

We indemnify our Directors and officers to the fullest extend permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-Laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

ITEM 1 -                          ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

In accordance with the Charter and By-Laws of the Company, the board is presently composed of eight directors, divided into three classes. At each annual meeting of stockholders, members of one of the classes, on a rotating basis, are elected for a term expiring at the third succeeding Annual Meeting of Stockholders and the election and qualification of their successors. The Class II and Class III Directors will serve until the Annual Meeting of Stockholders for 2000 and 2001, respectively, or until their successors are elected. Each current director was elected by the stockholders except Mr. Barnes who was elected by the board in March 1998 as a Class II Director and will stand for election at the year 2000 Annual Meeting.

The three directors comprising Class I have been nominated for election at the meeting for the term expiring at the 2002 Annual Meeting of Stockholders and the election and qualification of their successors. The persons designated by the board as nominees for election are Mr. David Fist, Mr. James W. Linn and Mr. R. Rudolph Reinfrank. All three are currently directors, having previously been elected by the stockholders. All three of the nominees have advised the Company of their willingness to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

In the event that any vacancy shall occur by reason of the death or other unanticipated occurrence of the nominees for election as directors by the stockholders, the persons named as proxies on the enclosed proxy card have advised the board of directors that it is their intention to vote such proxy for such substitute nominee as may be proposed by the board of directors or vote to allow the vacancy created thereby to remain open until filled by the board. The enclosed proxy card can only be voted for the persons who are nominees for director, or for any substituted nominee that may be proposed by the board of directors, and cannot be voted for any additional nominees who may be proposed by a stockholder at the meeting.

The name, age and principal occupation of the nominees for election as directors and each of the other directors whose term of office will continue after the meeting are set forth below. Unless otherwise indicated, such persons have held their respective principal occupations stated therein for more than five years. Also included for each director is the year in which he first became a director of the Company, his positions and offices with the Company, other directorships and certain other biographical information.

             NOMINEES FOR DIRECTOR (CLASS I) -- WITH TERM OF OFFICE
              EXPIRING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

------------------------------------------------------------------------------------------------------

DAVID L. FIST                              Mr. Fist is a member of the law firm of Rosenstein, Fist &
PHOTO                                      Ringold, Tulsa, Oklahoma, having been associated with the
Age 68                                     firm since 1955. He serves as a director of Peoples State
Director Since 1993                        Bank and Alliance Business Investment Company, a federally licensed small business investment company.
------------------------------------------------------------------------------------------------------
JAMES W. LINN                              Mr. Linn is executive vice president and chief operating
PHOTO                                      officer of the Company and has general charge of the
Age 54                                     Company's business affairs and its officers. He joined the
Director Since 1991                        Company in 1973 in the Company's international department.
                                           He then served in the Company's domestic operations, being named northern U.S. district manager in 1976. He was
                                           elected vice president of U.S. and Canada operations in
                                           1979, was promoted to senior vice president in September
                                           1981 and was elected to his present position in December
                                           1991. He is a director of Sarkeys Energy Center, University of Oklahoma. Mr. Linn is also a member of the board of
                                           directors of the International Association of Drilling
                                           Contractors.
------------------------------------------------------------------------------------------------------

R. RUDOLPH REINFRANK                       Since January 1, 1997, Mr. Reinfrank has been Managing
PHOTO                                      General Partner of Rader Reinfrank & Co., LLC, Beverly
Age 44                                     Hills, California. From May 1993 through December 1996, Mr.
Director Since 1993                        Reinfrank was a managing director of the Davis Companies.
------------------------------------------------------------------------------------------------------

             CONTINUING DIRECTORS (CLASS II) -- WITH TERM OF OFFICE
              EXPIRING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

------------------------------------------------------------------------------------------------------
EARNEST F. GLOYNA                          Dr. Gloyna is presently a chaired professor in
PHOTO                                      Environmental Engineering at The University of Texas at
Age 78                                     Austin. He served as dean, College of Engineering, from
Director Since 1989                        April 1970 to August 1987. He is also a consultant in
                                           environmental engineering through Earnest F. Gloyna
                                           Enterprises, and is president of Gloyna Properties, Inc.
                                           Dr. Gloyna serves as a member of the board of trustees of
                                           Southwest Research Institute, a nonprofit research
                                           institute, a member of the board of managers of
                                           HydroProcessing, LLC and a member of the board of advisors of International Isotopes, Inc.
------------------------------------------------------------------------------------------------------
BERNARD DUROC-DANNER                       Mr. Duroc-Danner is chairman, president and chief executive
PHOTO                                      officer of Weatherford International, Inc., having held
Age 46                                     these positions since May, 1998. For the previous five
Director Since 1996                        years he held the positions of president, chief executive
                                           officer and director of Energy Ventures, Inc. ("EVI").
                                           Weatherford International, Inc. is an international
                                           manufacturer and supplier of oilfield equipment.
------------------------------------------------------------------------------------------------------

JAMES E. BARNES                            Mr. Barnes previously served as chairman, president and
PHOTO                                      chief executive officer of MAPCO Inc., a diverse Fortune
Age 66                                     500 energy company, which merged in 1998 with The Williams
Director Since March 1998                  Companies. Mr. Barnes also serves on the boards of Kansas
                                           City Southern Industries, Inc., BOK Financial Corp., and
                                           SBC Communications Inc.
------------------------------------------------------------------------------------------------------

             CONTINUING DIRECTORS (CLASS III) -- FOR TERM OF OFFICE
                      EXPIRING AT THE 2001 ANNUAL MEETING

------------------------------------------------------------------------------------------------------
ROBERT L. PARKER                           Mr. Parker, chairman of the board, served as president of
PHOTO                                      the Company from 1954 until October 1977 when he was
Age 76                                     elected chief executive officer. Since December 1969 he has
Director Since 1969                        retained the position of chairman. He also serves on the
                                           board of directors of Clayton Williams Energy, Inc.; BOK
                                           Financial Corporation; and Norwest Bank Texas, Kerrville,
                                           N.A.. He is the father of Robert L. Parker Jr.
------------------------------------------------------------------------------------------------------
ROBERT L. PARKER JR.                       Mr. Parker Jr., president and chief executive officer,
PHOTO                                      joined the Company in 1973 and was elected president and
Age 51                                     chief operating officer in 1977 and chief executive officer
Director Since 1973                        in December 1991. He previously was elected a vice
                                           president in 1973 and executive vice president in 1976. Mr.
                                           Parker Jr. is on the board of directors of the American Red
                                           Cross, the University of Texas Engineering Foundation
                                           Advisory Council, the University of Texas Development Board
                                           and the International Association of Drilling Contractors.
                                           He is the son of Robert L. Parker.
------------------------------------------------------------------------------------------------------

                 NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

W. KIRK BRASSFIELD................  44   Corporate Controller
JAMES J. DAVIS....................  53   Sr. Vice President -- Finance and Chief Financial Officer
DONALD L. GOODSON.................  45   Vice President and General Manager, International Operations
THOMAS L. WINGERTER...............  47   Vice President and General Manager, North American
                                         Operations

ITEM 2 -              APPROVAL OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The board of directors, upon the recommendation of the Audit Committee, has unanimously selected PricewaterhouseCoopers LLP (PWC) as the independent accountants for the Company for the year 2000, subject to the approval of our stockholders at the Annual Meeting. A representative of PWC will attend the forthcoming Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

THE BOARD RECOMMENDS YOU VOTE FOR THE APPROVAL OF PWC AS OUR INDEPENDENT ACCOUNTANTS FOR 2000.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

The following table sets forth information concerning beneficial ownership of the Company's common stock as of January 31, 2000, by (a) all persons known by the Company to be beneficial owners of more than five percent (5%) of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Executive Compensation table, and (d) all directors and executive officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                            COMMON STOCK
                                                       BENEFICIALLY OWNED(1)
                                                       ----------------------
                                                       NUMBER OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                SHARES       CLASS
------------------------                               ---------   ----------
Dimensional Fund Advisors                              4,169,600(2)    5.42%
Robert L. Parker                                       4,399,971(3)     5.7%
Robert L. Parker Jr.                                   1,147,703(4)     1.5%
James W. Linn                                           738,754(5)    *
James J. Davis                                          553,614(6)    *
Thomas L. Wingerter                                     259,176(7)    *
Earnest F. Gloyna                                        76,800(8)    *
R. Rudolph Reinfrank                                     71,000(9)    *
David L. Fist                                            67,600(10)    *
Bernard Duroc-Danner                                     57,000(11)    *
James E. Barnes                                          52,000(12)    *

All directors and all executive officers
as a whole Group (12 persons)                          7,657,863(13)     9.9%

---------------
*   Less than one percent
(1) Unless otherwise indicated, all shares are directly held with sole voting and investment power. Additionally, there are no voting or investment powers over shares which are represented by presently exercisable stock options.
(2) Based on information obtained from Dimensional Fund Advisors as of January 31, 2000.
(3) Includes 67,200 shares owned by Mr. Parker's spouse, as to which shares Mr. Parker disclaims any beneficial ownership and has no voting control, 3,796,045 shares held by the Robert L. Parker Trust, over which Mr. Parker has sole voting control and shared dispositive power, options to purchase 240,000 shares under the 1994 Executive Stock Option Plan and options to purchase 260,000 shares under the 1997 Stock Plan.
(4) Includes 5,760 shares held as trustee for Mr. Parker Jr.'s nieces, as to which he disclaims any beneficial ownership, options to purchase 526,000 shares under the 1994 Executive Stock Option Plan and options to purchase 390,000 shares under the 1997 Stock Plan.
(5) Includes options to purchase 304,000 shares under the 1994 Executive Stock Option Plan and options to purchase 209,000 shares under the 1997 Stock Plan.
(6) Includes 77,200 shares held by Mr. Davis' spouse in a trust over which she is trustee only, options to purchase 247,000 shares under the 1994 Executive Stock Option Plan and options to purchase 209,000 shares under the 1997 Stock Plan.

(7) Includes options to purchase 127,000 shares under the 1994 Executive Stock Option Plan and options to purchase 90,000 shares under the 1997 Stock Plan.
(8) Includes 2,000 shares held in trust by Dr. Gloyna's spouse, as to which Dr. Gloyna disclaims beneficial ownership and options to purchase 67,000 shares.
(9)  Includes options to purchase 67,000 shares.
(10) Includes options to purchase 67,000 shares.
(11) Includes options to purchase 57,000 shares.
(12) Includes options to purchase 22,000 shares. All shares are held by the James E. Barnes Revocable Trust.
(13) This number of shares includes the total number of shares which may be acquired pursuant to the exercise of options by the directors and executive officers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During fiscal year 1999 the compensation committee of the board of directors was comprised of two outside directors, Mr. David Fist and Mr. R. Rudolph Reinfrank. The Committee formally convened two times during the year in addition to contacts by telephone and correspondence to discuss and share information necessary to establish, review and recommend the compensation policies and programs for officers and key employees.

COMPENSATION GUIDELINES

The committee has established guidelines to attract, motivate and retain a talented executive team, whose performance is essential to meet the business goals of efficient management and to maximize the value of the stockholders' investments. In pursuit of this objective, the committee has adopted the following guidelines for retaining and motivating executives with the necessary skills and expertise to lead an international drilling service company:

 (1) Provide competitive cash compensation commensurate with individual contributions, level of responsibility and results in adapting to current market conditions and improving stockholder value.

 (2) Reward executive officers and key employees for exceptional performance with regard to the business performance of the Company.

 (3) Utilize stock options to motivate executive officers and other key employees toward effective management of the Company's operations that produces long-term profitability.

One of the principal factors used by the committee in making recommendations on compensation is an analysis of how Parker compensates its executive officers in comparison with peer companies. In performing this analysis the committee reviews surveys prepared by expert compensation consultants of these peer companies. The survey analyzes base salary, bonuses, stock grants, etc. for each executive position and other key employees.

Although base salary compensation is not directly tied to specific formulas and some subjectivity is involved, the Company takes into consideration performance based on the level of responsibility. Each executive officer's and key employee's performance is reviewed by his or her immediate supervisor based on initiative, business judgment, technical expertise, management skills and ability to execute the Company's plans and react to unanticipated change in events. In addition to these general factors, the committee also considered the continued downturn in business, projected level of activity and cash needs for the coming year, the contribution of key personnel to the restructuring of the Company and the salary freeze of executive officers in the preceding year.

Based on the foregoing, the committee agreed with management's recommendation to increase salaries of the executive officers and key employees an average of 8.5% for 2000.

The second aspect of compensation considered by the committee is incentive compensation in the form of bonuses. In 1998 the Company adopted an incentive bonus plan that rewards the performance of management and certain operations personnel based on actual financial and operating performance as compared to budget. The bonus calculation was weighted based on several performance measures, including cash flow, net income, return on capital employed and reductions in working capital. Because certain factors which affect the performance of the Company, such as the price of oil, level of exploration and development activity and worldwide economic conditions, are beyond the control of management and operations personnel, there is also a subjective element involved in the process of determining bonuses recommended by management. In 1999, management determined that due to the depressed market there was no method to accurately forecast budgets as a basis for establishing performance targets for incentive compensation purposes. As a result, management recommended to the Compensation Committee that bonuses be paid at a flat rate of 30% of base bonus for the top four executive officers and 40% for all other incentive bonus plan participants. Management advised the committee, and the committee concurred, that despite the operating losses incurred in 1999, some bonuses were necessary to retain key personnel and to compensate key personnel for leading the company through the industry downturn, including the restructuring of the management of operations.

In evaluating the equity incentives available to the executive officers and the key employees, the committee considered the equity incentives of peer companies, the individual contributions of executive officers and key employees, the most recent grants and options awarded and the broad based nature of the Company's 1997 Stock Plan. The committee concurred with management that due to the low stock price, which was caused by depressed oil prices and other factors largely outside the control of management, the existing options did not provide adequate incentive to management and key employees. As a result, the committee agreed that additional equity incentives should be granted consistent with the broad based nature of the 1997 Stock Plan. Based on the management and committee recommendation, the entire board of directors authorized the issuance of the following options in 1999:

--------------------------------------------------------------------------------

                                         Percent of
                            Number of      Total
                            Securities    Options     Exercise
                            Underlying   Granted to    Price                       Number of Options
                             Options     Employees      Per                         Granted in 1999
                             Granted     in Fiscal     Share     Expiration      Under 1997 Stock Plan
Name                           (#)        Year(a)      ($/S)        Date      Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------
Named Executive
  Officers (from Summary
  Compensation Table)         478,000        26%      $3.1875    4/14/2006       119,500(1)     358,500(1)
Executive Officer Group        40,000         2%      $3.1875    4/14/2006        10,000(1)      30,000(1)
Non-Exec. Officer Group        85,000         5%      $3.1875    4/14/2006        21,250(1)      63,750(1)
Employee Group              1,213,000        67%      $3.1875    4/14/2006       303,250        909,750

(1) 25% of the grants to officers under the 1997 Stock Plan vested on April 15, 1999, 25% will vest on April 15, 2000 and 25% vest on April 14, 2001 and April 15, 2002. See table under Option/SAR Grants in fiscal year 1999 in following section for grants to each Named Executive Officer in the Summary Compensation Table.

The committee also reviewed the equity ownership of the directors and recommended that additional options be granted to the non-employee directors. Based on the committee recommendation, the entire board of directors authorized the issuance of the following options to non-employee directors:

--------------------------------------------------------------------------------

                                                                         Number of Options Granted
                                         Number of Options Granted          in 1999 under 1994
                                         in 1999 under 1997 Stock       Non-Employee Director Stock
                                                   Plan                         Option Plan
Name                                   Exercisable   Non-Exercisable   Exercisable   Non-Exercisable
----------------------------------------------------------------------------------------------------
Earnest F. Gloyna                        15,000            --             2,000            --
David L. Fist                            15,000            --             2,000            --
R. Rudolph Reinfrank                     15,000            --             2,000            --
Bernard J. Duroc-Danner                  15,000            --             2,000            --
James E. Barnes                          20,000            --             2,000            --

CHIEF EXECUTIVE OFFICER

Robert L. Parker Jr. serves as the president and chief executive officer of the Company. The committee reviewed Mr. Parker's base salary, bonuses and participation in stock option plans for fiscal years 1997, 1998 and 1999. The Committee discussed Mr. Parker's personal performance over the past 12 months including the restructuring and consolidation of the Company, business developments and strategic planning, as well as his continued excellent reputation and contacts in the drilling industry. Based on its evaluation of these factors, the committee recommended that Mr. Parker be granted 150,000 stock options in 1999 (see table below), a bonus of $142,500 for 1999 but no salary increase for 2000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

Section 162(m) of the Internal Revenue Code imposed for 1995 and subsequent years, a limitation on the deductibility of certain executive officer compensation in excess of $1,000,000, subject to certain performance-related exceptions. The compensation committee has not yet adopted a formal policy with respect to qualifying compensation paid to its executive officers for an exemption from the limitation on deductibility imposed by this section. The committee anticipates that all compensation paid to its executive officers during 2000 will qualify for deductibility because no executive's compensation is expected to exceed the dollar limitations of such provision.

THE COMPENSATION COMMITTEE

Mr. R. Rudolph Reinfrank, Chairman
Mr. David Fist

                             AUDIT COMMITTEE REPORT

The Audit Committee, in addition to carrying out its customary duties contained in its charter, was proactive in responding to the regulations adopted by the SEC regarding audit committees in 1999. Although certain of these new regulations are not effective until year-end 2000, the Audit Committee elected to address many of these regulations in the current report, by undertaking the following:

- The Committee reviewed and discussed the 1999 year-end audited financial statements with management and recommended to the Board of Directors that the audited financial statements be included in the Annual Report.

- The Committee discussed with the independent accountants the matters contained in the Statement of Auditing Standards No. 61.

- The Committee received from the accountants the disclosures regarding their independence required by Independence Board Standard No. 1.

The Audit Committee has previously adopted a charter which is currently being revised in accordance with the new regulations and will be submitted with the proxy in 2000.

THE AUDIT COMMITTEE

Mr. James Barnes, Chairman
Dr. Earnest Gloyna

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the chief executive officer and the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for the year ended December 31, 1999 (1999), for the four-month period ended December 31, 1998 (4 mo.), for fiscal year ended August 31, 1998 (1998) and the fiscal year ended August 31, 1997 (1997).

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                        ANNUAL COMPENSATION            COMPENSATION AWARDS
                                                         OTHER       RESTRICTED   SECURITIES
                                                         ANNUAL        STOCK      UNDERLYING      ALL OTHER
       NAME AND                   SALARY     BONUS    COMPENSATION    AWARD(S)     OPTIONS/     COMPENSATION
  PRINCIPAL POSITION     PERIOD   ($)(1)      ($)        ($)(2)         ($)        SARS(#)           ($)
Robert L. Parker Jr.      1999    497,500   162,925      26,556          --        150,000     18,147(3)(13)
President and Chief      4 mo.    177,077        --       2,091          --             --     4,003(8)(13)
  Executive Officer       1998    498,910   150,000          --          --             --     10,552
                          1997    511,500   100,000          --          --        600,000     10,396
Robert L. Parker          1999    472,500   154,350     154,720          --        100,000     329,441(4)(13)
Chairman                 4 mo.    168,423        --      23,500          --             --     114,232(9)(13)
                          1998    465,705    50,000      67,336          --             --     344,750
                          1997    461,500        --      96,975          --        400,000     361,710
James W. Linn             1999    314,500        --          --          --         89,000     16,290(5)(13)
Executive Vice           4 mo.    113,731    75,889          --          --             --     3,277(10)(13)
  President and Chief     1998    313,538    85,000          --          --             --     8,765
  Operating Officer       1997    315,167    75,000          --          --        300,000     8,607
James J. Davis            1999    209,000    50,000          --                     89,000     17,163(6)(13)
Sr. Vice President-      4 mo.     72,346    48,020          --          --             --     3,926(11)(13)
  Finance and Chief       1998    206,192    75,000          --          --             --     8,324
  Financial Officer       1997    200,667    65,000          --          --        300,000     8,167
Thomas L. Wingerter       1999    156,577    57,850          --                     50,000     48,626(7)(13)
Vice President and       4 mo.     45,969        --          --          --             --     2,051(12)(13)
  General Manager,        1998    129,431    30,000          --          --             --     18,346
  North American          1997    126,133    25,000          --          --        100,000     6,819
  Operations

 (1) For each of the employed directors, includes director's fees of $10,500, $8,700, $14,500, and $24,500 for 1999, four-months ended December 31,
      1998, fiscal years 1998 and 1997, respectively.
 (2) No compensation was received by the Named Executive Officers which requires disclosure in this column except for Mr. Parker whose Other Annual Compensation in 1999 includes $105,131 for tax preparation and $45,988 for salaries to employees who work jointly for the Company and the Robert L. Parker Trust and for R. L. Parker Jr. whose Other Annual Compensation in 1999 includes $8,700 for tax preparation and $9,494 for salaries to employees who worked jointly for the Company and the Robert L. Parker Trust.
 (3) Mr. Parker Jr.'s All Other Compensation for 1999 includes Company matching contributions to its 401(k) plan of $6,400, $361 representing the full dollar value of the term portion of a company-paid premium for split dollar life insurance policy and $4,087 representing the present value of the benefit of the non-term portion of that premium.
 (4) Mr. Parker's All Other Compensation for 1999 includes Company matching contributions to its 401(k) plan of $6,174, $50,554 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $270,033 representing the present value of the non-term portion of that premium. See caption "Related Transactions" on page 6.

 (5) Mr. Linn's All Other Compensation for 1999 includes Company matching contributions to its 401(k) plan of $6,674, $274 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $2,768 representing the present value of the benefit of the non-term portion of that premium.
 (6) Mr. Davis' All Other Compensation for 1999 includes Company matching contributions to its 401(k) plan of $8,445, $222 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $2,290 representing the present value of the benefit of the non-term portion of that premium.
 (7) Mr. Wingerter's All Other Compensation for 1999 includes Company matching contributions to its 401(k) plan of $4,152, $166 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $2,732 representing the present value of the benefit of the non-term portion of that premium.
 (8) Mr. Parker Jr.'s All Other Compensation for the four-month period ended December 31, 1998 includes $118 representing the full dollar value of the term portion of a Company-paid premium for split dollar life insurance policy and $1,587 representing the present value of the benefit of the non-term portion of that premium.
 (9) Mr. Parker's All Other Compensation for the four-month period ended December 31, 1998 includes $15,108 representing the full dollar value of the term portion of a Company-paid premium for split dollar life insurance policy and $98,209 representing the present value of the benefit of the non-term portion of that premium.
(10) Mr. Linn's All Other Compensation for the four-month period ended December 31, 1998 includes $89 representing the full dollar value of the term portion of a Company-paid premium for split dollar life insurance policy and $1,095 representing the present value of the benefit of the non-term portion of that premium.
(11) Mr. Davis' All Other Compensation for the four-month period ended December 31, 1998 includes Company matching contributions to its 401(k) plan of $820, $72 representing the full dollar value of the term portion of a Company-paid premium for split dollar life insurance policy and $953 representing the present value of the benefit of the non-term portion of that premium.
(12) Mr. Wingerter's All Other Compensation for the four-month period ended December 31, 1998 includes Company matching contributions to its 401(k) plan of $1,154, $54 representing the full dollar value of the term portion of a Company-paid premium for split dollar life insurance policy and $843 representing the present value of the benefit of the non-term portion of that premium.
(13) The present value of the benefit of the non-term portion of the split dollar life insurance policies was determined by calculating the present value of interest at risk on future premiums to be paid by the Company, assuming an interest crediting rate of 8% plus the present value of past premiums paid by the Company, assuming an interest credit rating of 8%. The present value of the benefit of the non-term portion of an additional split dollar life insurance policy for Robert L. Parker was determined by multiplying the following factors; the non-term portion of the premium, an assumed interest crediting rate of 8 percent, 10 years (which is the number of years at which point the cash surrender value exceeds the total of premiums paid by the Company) and 8 percent (net present value).

                           OPTION/SAR GRANTS IN 1999

The following table provides information on the options granted to the Executive Officers named in the Executive Compensation Table and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the stock grains 5% or 10% in value per year compounded over the ten-year life of the options. These are assumed rates of appreciation and not intended to forecast future appreciation of the Company's common stock.

------------------------------------------------------------------------------------------------------------------
                                                                                Potential Realizable
                                                                                  Value At Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price
                                                                                  Appreciation for
                                          Individual Grants                        Option Term(b)
------------------------------------------------------------------------------------------------------------------
                         Number of
                         Securities     Percent of
                         Underlying   Total Options    Exercise
                          Options       Granted to     Price Per
                          Granted      Employees in      Share     Expiration      5%          10%      Grant Date
          Name              (#)       Fiscal Year(a)     ($/S)        Date        ($)          ($)       Value(c)
------------------------------------------------------------------------------------------------------------------
Robert L. Parker          100,000          5.5%         3.1875      4/14/06      30,000      302,000     $171,000
Robert L. Parker Jr.      150,000          8.2%         3.1875      4/14/06     195,000      454,000     $256,500
James W. Linn              89,000          4.9%         3.1875      4/14/06     115,000      269,000     $152,190
James J. Davis             89,000          4.9%         3.1875      4/14/06     115,000      269,000     $152,190
Thomas L. Wingerter        50,000          2.7%         3.1875      4/14/06      65,000      151,000     $ 85,500



(a) Based on the total number of options granted to employees under the 1997 Stock Plan in 1999.
(b) Calculated over a seven-year period, which is equal to the maximum term of the options.
(c) Calculated using the Black-Scholes option pricing model, based on the Company's current dividend policy, volatility based on stock price data over the six years preceding the option grants (49%) and a risk-free interest rate (6.5%), which equaled, at the time of the option grants, the yield on U.S. Treasury Strips with a time to maturity that approximates the six-year estimated average life of the options. The result is a Black-Scholes option value of $1.71 per share. The Company does not believe the values estimated by this model, or any other model, necessarily will be indicative of the values to be realized by an executive.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1999 AND
FISCAL YEAR-END 1999 OPTION/SAR VALUES

The following table provides information on the Named Executive Officers' unexercised options at December 31, 1999. None of the Named Executive Officers exercised any options during 1999 and no stock appreciation rights have been granted since the inception of the 1994 Executive Stock Option Plan, nor are any allowable under the 1997 Stock Plan.

-----------------------------------------------------------------------------------------------------------------
                                             Number of Securities Underlying            Value of Unexercised
                                               Unexercised Options/SAR's at        In-the-Money Options/ SAR's at
                                                   December 31, 1999(#)               December 31, 1999($)(1)
                                             --------------------------------      ------------------------------
                   Name                       Exercisable      Unexercisable       Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------
Robert L. Parker Jr.                            563,500           352,500(2)            0                0
Robert L. Parker                                265,000           235,000(3)            0                0
James W. Linn                                   326,250           186,750(4)            0                0
James J. Davis                                  269,250           186,750(4)            0                0
Thomas L. Wingerter                             139,500            77,500(5)            0                0

(1) The value per option is calculated by subtracting the exercise price of each option ($4.50 for previous awards under the 1994 Plan and $8.875 for all awards in 1997 under the 1994 and the 1997 Plans and $3.1875 for awards in 1999 under the 1997 Plan) from the $3.1875 closing price of the Company's common stock on the New York Stock Exchange on December 31, 1999.

(2) 157,500 vest annually in 2000 and 2001 and 37,500 in 2002.

(3) 105,000 vest annually in 2000 and 2001 and 25,000 in 2002.

(4) 82,250 vest annually in 2000 and 2001 and 22,250 in 2002.

(5) 32,500 vest annually in 2000 and 2001 and 12,500 in 2002.

STOCK PERFORMANCE GRAPH

The following performance graph compares cumulative total stockholder returns on the Company's common stock compared to the Standard and Poor's Oil and Gas Drilling Index and a Peer Group Index consisting of Nabors Industries, Rowan Companies, Inc., Noble Drilling Corp., Helmerich & Payne, and Pride International, Inc., calculated at the end of each fiscal year, December 31, 1995 through December 31, 1999. The composition of companies that comprise the Peer Group Index has changed from the previous year due to the acquisition of Pool by Nabors and merger of R&B and Falcon. The Oil and Gas Drilling Index was used in lieu of the Standard and Poors Mid Cap 400, because the Company is no longer included in the latter index. The graph assumes $100 was invested on December 31, 1994 in the Company's common stock and in each of the referenced indices and assumes reinvestment of dividends.

[GRAPH]

                                                                                                          PEER GROUP (HR, NBR,
                                                     PARKER DRILLING           S & P O&G DRILLING             NE, RDC, PDE)
                                                     ---------------           ------------------         --------------------
94                                                      100.0000                    100.0000                    100.0000
95                                                      128.9470                    136.3580                    142.6400
96                                                      202.6320                    278.0440                    278.4260
97                                                      256.5790                    369.6770                    377.4110
98                                                       67.1368                    156.5160                    127.4110
99                                                       67.1053                    254.2260                    247.2080

      REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION OF PROXY PROPOSALS,
           NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

Under our By-laws, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company at 8 East Third Street, Tulsa, OK 74103. The nomination or proposed item of business must be received no later than 90 days in advance of an annual meeting.

For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting. The nomination must contain the following information about the nominee:
- name;
- age;
- business and residence addresses;
- principal occupation or employment;
- the number of shares of common stock held by the nominee;
- the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee as a Director, and
- a signed consent of the nominee to serve as a Director of the Company, if elected.

Notice of a proposed item of business must include:
- a brief description of the substance of, and the reasons for conducting such business at the annual meeting;
- the shareholder's name and address;
- the number of shares of common stock held by the shareholder (with supporting documentation where appropriate); and
- any material interest of the shareholder in such business.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment, including consideration of the recommendations of management.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by us, attention: Ms. Leslie D. Rosencutter, Secretary, at our principal executive offices by November 25, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting.

Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. The toll free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

By order of the Board of Directors,

/s/ LESLESLIE D. ROSENCUTTER

Corporate Secretary

Tulsa, Oklahoma
March 17, 2000

ANNUAL REPORT

Stockholders are invited to keep current on the Company's latest contracts, news releases and other developments throughout the year by way of the Internet. The Parker Drilling Company home page can be accessed by setting your World Wide Web browser to http://www.parkerdrilling.com for regularly updated information.

The Company has provided to each person whose proxy is being solicited a copy of its 1999 Annual Report to Stockholders. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999. Such requests should be directed to Mr. Chuck Sullivan, Public Relations Department, Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma 74103.

                            PARKER DRILLING COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                            THURSDAY, APRIL 27, 2000
                                   10:00 A.M.

                                PARKER BUILDING
                              8 EAST THIRD STREET
                                TULSA, OKLAHOMA

--------------------------------------------------------------------------------

[LOGO]  PARKER DRILLING COMPANY -- 2000 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                PROXY

The undersigned appoints ROBERT L. PARKER and LESLIE D. ROSENCUTTER, or either of them, as Proxies, with the power of substitution, and authorizes them to represent the undersigned at the annual meeting of stockholders to be held April 27, 2000, or any adjournment thereof, and to vote all the shares of common stock of Parker Drilling Company held of record by the undersigned on March 13, 2000, as designated on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS IN EACH SUCH CASE.

                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on April 26, 2000.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o    Follow the simple instructions the Voice provides you.


VOTE BY INTERNET -- http://www.eproxy.com/pkd/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on April 26, 2000.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Parker Drilling Company, c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             o Please detach here o


              THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

1. Election of directors-- director nominees:

01 David L. Fist    02 James W. Linn    03 R. Rudolph Reinfrank        [ ] Vote FOR             [ ] Vote WITHHELD
                                                                           all nominees             from all nominees
                                                                           (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,     [                                      ]
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2.   PROPOSAL TO RATIFY the selection of PricewaterhouseCoopers LLP as
     independent accountants for the Company for the year 2000.        [ ] For   [ ] Against    [ ] Abstain

3. IN THEIR DISCRETION, the Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Address Change? Mark Box  [ ]

Indicate changes below:

                                             Date __________________________

                                             [______________________________]
                                             Signature(s) in Box

                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.,
                                             should include title and authority.
                                             Corporations should provide full
                                             name of corporation and title of
                                             authorized officer signing the
                                             proxy.